                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statement of Quintel Communications, Inc. and Subsidiaries (the "Company") on Form S-8
(File No.   ) of our report dated March 10, 1999, relating to the consolidated financial statements and financial statement schedule, which appears in the Company's Annual Report on Form 10-K, as amended, for the year ended November 30, 1998.

                                            Pricewaterhouse Coopers L.L.P.

Melville, New York
December 3, 1999